SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): June 1, 2004

AMB PROPERTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip Code)

415-394-9000
(Registrants’ telephone number, including area code)

n/a
(former name or former address, if changed since last report)

SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

ITEM 5.       OTHER EVENTS

     On June 1, 2004, AMB Property, L.P., in which we are the general partner, entered into a second amended and restated $500 million unsecured revolving credit facility that replaced its then existing $500 million credit facility, which was to mature in December 2005. We remain a guarantor of AMB Property, L.P.’s obligations under the second amended and restated credit facility. The second amended and restated credit facility is with JPMorgan Chase Bank, as administrative agent, J.P. Morgan Europe Limited, as administrative agent for alternate currencies, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners, Commerzbank Aktiengesellschaft, New York and Grand Cayman Branches, PNC Bank, National Association, and Wachovia Bank, N.A., as documentation agents, KeyBank National Association, The Bank of Nova Scotia, acting through its San Francisco Agency, and Wells Fargo Bank, N.A., as managing agents, and ING Real Estate Finance (USA) LLC, Southtrust Bank and Union Bank of California, N.A., as co-agents, and a syndicate of other banks.

     The second amended and restated credit facility matures on June 1, 2007 and has a one-year extension option, which is subject to the satisfaction of certain conditions and the payment of an extension fee equal to .25% of the outstanding commitments under the facility. AMB Property, L.P. has the ability, at any time prior to June 1, 2006, to increase available borrowings up to $700 million by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The rate on the borrowings will generally be LIBOR plus a margin, which is based on the current credit rating of AMB Property, L.P.’s long-term debt and is currently 60 basis points. In addition, there is an annual facility fee, which is based on the credit rating of AMB Property, L.P.’s long-term debt, and is currently 20 basis points. The second amended and restated credit facility also allows AMB Property, L.P. to borrow up to $250,000,000 of the available borrowings under the credit facility in loans denominated in Pounds Sterling, the Euro and Yen, provided that such currency is readily available and freely transferable and convertible to U.S. dollars, the Reuters Monitor Money Rates Service reports LIBOR for such currency in the applicable interest periods of 1, 2, 3 or 6 months and AMB Property, L.P. has an investment grade credit rating. The second amended and restated credit facility contains customary affirmative covenants, including financial reporting requirements and maintenance of specified financial ratios, and negative covenants, including limitations on the incurrence of liens.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

     (c)       Exhibits.

Exhibit Number	Description
10.1	Second Amended and Restated Revolving Credit Agreement, dated as of June 1, 2004 by and among AMB Property, L.P., the banks listed therein, JPMorgan Chase Bank, as administrative agent, J.P. Morgan Europe Limited, as administrative agent for alternate currencies, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners, Commerzbank Aktiengesellschaft New York and Grand Cayman Branches, PNC Bank National Association and Wachovia Bank, N.A., as documentation agents, KeyBank National Association, The Bank of Nova Scotia, acting through its San Francisco Agency, and Wells Fargo Bank, N.A., as managing agents, and ING Real Estate Finance (USA) LLC, Southtrust Bank and Union Bank of California, N.A., as co-agents.

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10.2	Guaranty of Payment, dated as of June 1, 2004 by AMB Property Corporation for the benefit of JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Europe Limited, as administrative agent for alternate currencies, for the banks listed on the signature page to the Second Amended and Restated Revolving Credit Agreement.

10.3	Qualified Borrower Guaranty, dated as of June 1, 2004 by AMB Property, L.P. for the benefit of JPMorgan Chase Bank and J.P. Morgan Europe Limited, as administrative agents for the banks listed on the signature page to the Second Amended and Restated Revolving Credit Agreement.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)

	By:	/s/ Tamra Browne

Tamra Browne Senior Vice President, General Counsel and Secretary
Date: June 9, 2004

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EXHIBIT INDEX

Number	Description
10.1	Second Amended and Restated Revolving Credit Agreement, dated as of June 1, 2004 by and among AMB Property, L.P., the banks listed therein, JPMorgan Chase Bank, as administrative agent, J.P. Morgan Europe Limited, as administrative agent for alternate currencies, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners, Commerzbank Aktiengesellschaft New York and Grand Cayman Branches, PNC Bank National Association and Wachovia Bank, N.A., as documentation agents, KeyBank National Association, The Bank of Nova Scotia, acting through its San Francisco Agency, and Wells Fargo Bank, N.A., as managing agents, and ING Real Estate Finance (USA) LLC, Southtrust Bank and Union Bank of California, N.A., as co-agents.

10.2	Guaranty of Payment, dated as of June 1, 2004 by AMB Property Corporation for the benefit of JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Europe Limited, as administrative agent for alternate currencies, for the banks listed on the signature page to the Second Amended and Restated Revolving Credit Agreement.

10.3	Qualified Borrower Guaranty, dated as of June 1, 2004 by AMB Property, L.P. for the benefit of JPMorgan Chase Bank and J.P. Morgan Europe Limited, as administrative agents for the banks listed on the signature page to the Second Amended and Restated Revolving Credit Agreement.

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